Exhibit 99.1

Atlas Energy Solutions Inc. Completes Previously Announced Up-C Simplification

Austin, TX – October 2, 2023 – Atlas Energy Solutions Inc. (NYSE: AESI) (“Atlas” or the “Company”) today announced the closing of the previously announced corporate reorganization transaction (the “Up-C Simplification”). As the result of the Up-C Simplification, the Company begins trading tomorrow under the same ticker (NYSE: AESI) and the same name (Atlas Energy Solutions Inc.) under a new single class of common stock. The previous dual class structure has been eliminated.

Bud Brigham, Chairman & CEO commented, “Today is an important step for Atlas, as we simplify our corporate structure. We are optimistic that our simpler, more efficient corporate structure will enable us to broaden our investor base.”

About Atlas Energy Solutions

Our company was founded in 2017 by long-time E&P operators and led by Bud Brigham. Our experience as E&P operators, combined with our unique asset base and focus on using technology to deliver novel solutions to our customers’ toughest challenges and mission-critical needs differentiates us as the proppant and logistics provider of choice in the Permian Basin.

Atlas is a leader in the proppant and proppant logistics industry and is currently solely focused on serving customers in the Permian Basin of West Texas and New Mexico, the most active oil and natural gas producing regions in North America. Our Kermit, TX and Monahans, TX facilities are strategically located and specifically designed to maximize reliability of supply and product quality, and our deployment of trucking assets and the Dune Express is expected to drive significant logistics efficiencies.

Our core mission is to maximize value for our stockholders by generating strong cash flow and allocating our capital resources efficiently, including providing a regular and durable return of capital to our investors through industry cycles. Further, we recognize that our long-term profitability is maximized in being good stewards of the environments and communities in which we operate. In our pursuit of this mission, we work to improve the processes involved in the development of hydrocarbons, which we believe will ultimately contribute to providing individuals with access to the energy they need to sustain or improve their quality of life in a clean, safe, and efficient manner. We take great pride in contributing positively to the development of the hydrocarbons that power our lives.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Statements that are predictive or prospective in nature, that depend upon or refer to future events or conditions or that include the words “may,” “assume,” “forecast,” “position,” “strategy,” “potential,” “continue,” “could,” “will,” “plan,” “project,” “budget,” “predict,” “pursue,” “target,” “seek,” “objective,” “believe,” “expect,” “anticipate,” “intend,” “estimate” and other expressions that are predictions of or indicate future events and trends and that do not relate to historical matters identify forward-looking statements. Examples of forward-looking statements include, but are not limited to, statements about our business strategy, our industry, our future operations and profitability, expected capital expenditures and the impact of such expenditures on our performance, statements about the Up-C Simplification, including its consequences and the anticipated benefits of the Up-C Simplification to the Company, statements about our financial position, production, revenues and losses, our capital programs, management changes, current and potential future long-term contracts and our future business and financial performance. Although forward-looking statements reflect our good faith beliefs at the time they are made, we caution you that these forward-looking statements are subject to a number of risks and uncertainties, most of which are difficult to predict and many of which are beyond our control. These risks include but are not limited to: commodity price volatility stemming from the ongoing war in Ukraine; adverse developments affecting the financial services industry; our ability to complete growth projects, including the Dune Express, on time and on budget; the possibility that the closing conditions of the MRA may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant a necessary regulatory approval; the risk that stockholder litigation in connection with the Up-C Simplification may result in significant costs of defense, indemnification and liability; changes in general economic, business and political conditions, including changes in the financial markets; transaction costs; diversion of management’s time and attention in connection with the corporate reorganization transactions; actions of OPEC+ to set and maintain oil production levels; the level of production of crude oil, natural gas and other hydrocarbons and the resultant market prices of crude oil; inflation; environmental risks; operating risks; regulatory changes; lack of demand; market share growth; the uncertainty inherent in projecting future rates of reserves; production; cash flow; access to capital; the timing of development expenditures; and other factors discussed or referenced in our filings made from time to time with the SEC, including those discussed under the heading “Risk Factors” in our prospectus, dated September 11, 2023, filed with the SEC pursuant to Rule 424(b) under the Securities Act on September 12, 2023 in connection with our Up-C Simplification, and any subsequently filed Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

Contact

Kyle Turlington

T: 512-220-1200

IR@atlas.energy